                                                                    EXHIBIT 10.2


                                     WAIVER


                  This WAIVER, dated as of September 30, 2002, is entered into by FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender") and INTERVOICE, INC., a Texas corporation ("Borrower"), with reference to the following facts:

                  WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of August 29, 2002 (as heretofore amended, modified or supplemented from time to time, the "Loan Agreement"; terms used herein without definitions shall have the meanings ascribed to them in the Loan Agreement);

                  WHEREAS, Borrower wishes to make a principal prepayment in the amount of $1,500,000 on the Dallas Mortgage Loan (the "Prepayment");

                  WHEREAS, Borrower has requested that Lender waive Section 7.8(a) of the Loan Agreement inasmuch as such section prohibits the Prepayment; and

                  WHEREAS, subject to the terms hereof, Lender is willing to waive Section 7.8(a) of the Loan Agreement to permit the Prepayment to be made.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Waiver. Lender hereby waives the provisions of Section 7.8(a) of the Loan Agreement so that Borrower may make the Prepayment.

                  2. Conditions Precedent to Waiver. The satisfaction of each of the following, unless waived or deferred by Lender, shall constitute conditions precedent to the effectiveness of this Waiver:

                           (a) Lender shall have received this, duly executed by
the parties hereto, and the same shall be in full force and effect;

                           (b) After giving effect to the contemporaneous
amendment of the loan documents related to the Dallas Mortgage Loan, no Default or Event of Default, other than the making of the Prepayment, shall have occurred and be continuing on the date hereof;

                           (c) Each of the representations and warranties
contained in the Loan Agreement shall be true and correct in all respects on and as of the effectiveness hereof, as though made on and as of such date;



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

                           (d) Lender shall have received a fee of $150,000 from
Borrower in consideration for the waiver granted herein.

                  3. Miscellaneous.

                           (a) Governing Law. The validity of this Waiver, its
construction, interpretation, and enforcement, and the rights of the parties hereto shall be governed by the internal laws of the State of California, without regard to principles of conflicts of law.

                           (b) Counterparts; Telefacsimile Execution;
Effectiveness. This Waiver may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Waiver by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by telefacsimile also shall deliver a manually executed counterpart of this Waiver but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver.

                           (c) Limited Waiver. The waiver set forth herein is
limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future noncompliance with the Loan Agreement, and except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Lender, nor as a consent to any further or other matter, under the Loan Agreement.





                            [Signature page follows.]



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

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    INTERVOICE, INC.,
                                    a Texas corporation



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------




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

                            Reaffirmation and Consent

                  The undersigned hereby (a) consent to the waiver of Section 7.8(a) of the Loan Agreement set forth in the foregoing Waiver; (b) acknowledge and reaffirm their obligations owing to Lender under each of the Loan Documents to which each of them is party; and (c) agree that each of the Loan Documents to which each of them is a party is and shall remain in full force and effect. Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, they understand that Lender has no obligation to inform them of such matters in the future or to seek their acknowledgement or agreement to future amendments or waivers, and nothing herein shall create such a duty.

BRITE VOICE SYSTEMS, INC., a Kansas corporation       INTERVOICE-BRITE LIMITED, a United Kingdom corporation

By:                                                   By:
   ----------------------------------------              ----------------------------------------
Title:                                                Title:
      -------------------------------------                 -------------------------------------


INTERVOICE GP, INC., a Nevada corporation             INTERVOICE LP, INC., a Nevada corporation

By:                                                   By:
   ----------------------------------------              ----------------------------------------
Title:                                                Title:
      -------------------------------------                 -------------------------------------


INTERVOICE LIMITED PARTNERSHIP, a Nevada limited partnership

By: Intervoice GP, Inc., its general partner

By:
   ----------------------------------------
Title:
      -------------------------------------



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